UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2013

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2013 Base Salaries

On February 5, 2013, the Board of Directors (the “Board”) of AcelRx Pharmaceuticals, Inc. (the “Company”) approved the 2013 base salaries (effective retroactively to January 1, 2013) for certain of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission, the “NEOs”) in the amounts set forth in the table below.

Named Executive Officer	2013 Base Salary
Richard A. King, Chief Executive Officer	$475,000
James H. Welch, Chief Financial Officer	$307,500
Pamela P. Palmer, M.D., Ph.D., Chief Medical Officer	$409,000
Badri Dasu, Chief Engineering Officer	$301,500
Lawrence G. Hamel, Chief Development Officer	$301,000

Bonus Payments

On February 5, 2013, the Board approved bonus payments for 2012 performance for certain of the NEOs in the amount set forth in the table below, in accordance with the Company’s established 2012 Cash Bonus Plan.

Named Executive Officer	2012 Bonus
Richard A. King, Chief Executive Officer	$170,400
James H. Welch, Chief Financial Officer	$95,232
Pamela P. Palmer, M.D., Ph.D., Chief Medical Officer	$134,034
Badri Dasu, Chief Engineering Officer	$95,160
Lawrence G. Hamel, Chief Development Officer	$93,964

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2013	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ James H. Welch
James H. Welch
Chief Financial Officer